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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported February 22, 2000)
                                                -----------------


                     Mellon Residential Funding Corporation
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             (Exact name of registrant as specified in its charter)

           Delaware                         333-72907              23-2889067
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(State or other                           (Commission            (IRS Employer
jurisdiction of incorporation)            File Number)             ID Number)


One Mellon Bank Center, Room 410, Pittsburgh, Pennsylvania           15258
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(Address of principal executive offices)                           (Zip Code)

Registrant's Telephone Number, including area code:             (412) 236-6559
                                                                --------------

                                       N/A
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events

Filing of Computational Materials.*

         Pursuant to Rule 424(b) under the Securities Act of 1933, as amended, Mellon Residential Funding Corporation (the "Depositor") is filing a Prospectus and Prospectus Supplement with the Securities and Exchange Commission relating to its MRFC Mortgage Pass-Through Trust, Series 2000-TBC1, Mortgage Pass-Through Certificates, Series 2000-TBC1.

         In connection with the offering of the Mortgage Pass-Through Certificates, Series 2000-TBC1, Bear Stearns & Co. Inc. prepared certain materials (the "Computational Materials") some or all of which were distributed by Bear Stearns & Co. Inc., Greenwich Capital Markets, Inc. and Mellon Financial Markets, Inc. (the "Underwriters") to their potential investors. Although the Depositor provided the Underwriters with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, it did not participate in the preparation of the Computational Materials. The Computational Materials are attached hereto as Exhibit 99.1. The legend which Greenwich Capital Markets, Inc. placed on the Computational Materials is attached hereto as Exhibit 99.2.


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*        Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated June 3, 1999 and Prospectus Supplement dated February 22, 2000, of Mellon Residential Funding Corporation, relating to its MRFC Mortgage Pass-Through Trust, Series 2000-TBC1, Mortgage Pass-Through Certificates, Series 2000-TBC1.
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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         8.1 Opinion of Stroock & Stroock & Lavan LLP with respect to certain tax matters.

         23.1     Consent of Stroock & Stroock & Lavan LLP (included in Exhibit
                  8.1).

         99.1     Computational Materials.

         99.2     Greenwich Capital Markets, Inc. Legend on Computational
                  Materials.




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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   MELLON RESIDENTIAL FUNDING CORPORATION


                                   By: /s/ Kelly A. Provenzano
                                       -----------------------
                                       Name:  Kelly A. Provenzano
                                       Title: Vice President and Secretary



Dated: February 22, 2000


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                                  EXHIBIT INDEX
                                  -------------

Exhibit                                                                    Page
-------                                                                    ----

8.1 Opinion of Stroock & Stroock & Lavan LLP with respect to certain tax matters.
23.1      Consent of Stroock & Stroock & Lavan LLP (included in
          Exhibit 8.1).
99.1      Computational Materials.
99.2      Greenwich Capital Markets, Inc. Legend on Computational
          Materials.